BUSINESS COMBINATIONS - Q2 (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Business Combinations [Abstract]
Allocation of Consideration
The table below summarizes the allocation of the total consideration of $29.1 million paid on the Cutex International Acquisition Date:

Fair Value at May 31, 2016
Inventory	$0.8
Purchased Intangible Assets (a)	19.7
Goodwill	8.6
Total consideration transferred	$29.1

(a) Purchased intangible assets include customer networks fair valued at $14.0 million, intellectual property fair valued at $0.9 million, which are amortized over useful lives of 15 and 10 years, respectively, and indefinite lived trade names fair valued at $4.8 million.

The table below summarizes the allocation of the total consideration of $34.6 million paid on the CBB Acquisition Date, as well as adjustments for changes in working capital during the third quarter of 2015, with resulting goodwill, as follows:

	Amounts recognized at April 21, 2015 (Provisional)(a)	Measurement Period Adjustments	Amounts recognized at April 21, 2015 (Adjusted)
Total Tangible Net Assets Acquired (b)	$3.9	$(1.6)	$2.3
Purchased Intangible Assets (c)	11.9	0.2	12.1
Goodwill	18.8	0.7	19.5
Total consideration transferred	$34.6	$(0.7)	$33.9
(a) As previously reported in Revlon, Inc.'s second quarter 2015 Form 10-Q.

(b) Total net assets acquired in the CBB Acquisition are comprised primarily of inventory, trade receivables and accounts payable.

(c) Purchased intangible assets include customer networks valued at $7.0 million, distribution rights valued at $3.5 million and trade names valued at $1.6 million, with weighted average remaining useful lives of 14, 5 and 8 years, respectively.
The Company recorded the total consideration of $664.5 million based on the respective estimated fair values of the net assets acquired on the Colomer Acquisition Date with resulting goodwill, as follows:

	Amounts Previously Recognized as of October 9, 2013 (Provisional) (a)	Measurement Period Adjustments	Amounts Recognized as of Colomer Acquisition Date (Adjusted)
Cash and cash equivalents	$36.9	$—	$36.9
Trade receivables	83.9	—	83.9
Inventories	75.1	—	75.1
Prepaid expenses and other	31.3	—	31.3
Property, plant and equipment	96.7	—	96.7
Intangible assets(b)	292.7	5.4	298.1
Goodwill(b)(c)	255.7	(2.4)	253.3
Deferred tax asset - noncurrent	53.1	—	53.1
Other assets(c)	1.9	3.9	5.8
Total assets acquired	927.3	6.9	934.2
Accounts payable	48.0	—	48.0
Accrued expenses and other	65.6	—	65.6
Long-term debt	0.9	—	0.9
Long-term pension and other benefit plan liabilities	4.5	—	4.5
Deferred tax liability(b)	123.3	2.1	125.4
Other long-term liabilities(c)	20.5	4.8	25.3
Total liabilities assumed	262.8	6.9	269.7
Total consideration	$664.5	$—	$664.5
(a) As previously reported in Revlon, Inc.'s 2013 and 2014 Annual Reports on Form 10-K.
(b) The Measurement Period Adjustments to intangible assets, deferred tax liability and goodwill in the first quarter of 2014 related to a change in assumptions used to calculate the fair value of an acquired customer relationship intangible asset, which increased the intangible asset by $5.4 million and extended the life of the asset from 10 to 20 years, increased deferred tax liabilities by $2.1 million and resulted in a net decrease to goodwill of $3.3 million.
(c) The Company recorded a $3.9 million income tax adjustment to the beginning tax balance within other assets and a $4.8 million adjustment to other long-term liabilities, resulting in a net increase to goodwill of $0.9 million.